                                                                   EXHIBIT 10.26



                                                                  EXECUTION COPY

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS, WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION IS AVAILABLE.

                  Void After 5:00 p.m., New York City Time,
                              on February 11, 2002

                          ----------------------------

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK
                         OF MIDWAY AIRLINES CORPORATION

            Midway Airlines Corporation, a Delaware corporation (the "Company"), hereby certifies that in consideration of amendments to certain agreements and/or deferral of payments thereunder and other good and valuable consideration, AMR Corporation is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times up to 5:00 p.m., New York City time, on February 11, 2002, the expiration date of this Warrant, Five Hundred Seventy Two (572) fully paid and non-assessable shares of the common stock, $0.01 par value per share (the "Common Stock") of the Company at an initial purchase price of $1.00 per share, payable in lawful money of the United States of America, as the same may be adjusted in accordance with the provisions hereof (the "Exercise Price") .

            As used herein, the term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder, and the term "Shares" includes all stock of any class, classes or series whether now or hereafter authorized, (however designated) of the Company, the holders of which shall have the right (without limitation as to amount) either to all or to a share of the balance of current dividends and liquidating distributions after the payment of dividends and distributions on any shares entitled to preference.

            The number and character of the Shares which may be purchased upon exercise of this Warrant and the purchase price per share in effect from time to time are subject to adjustment from time to time as hereinafter provided.

1.    Compliance with the Securities Act of 1933.

            The Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the "Act"). The holder hereof, by acceptance hereof, agrees that this Warrant and all Shares purchased upon exercise hereof will be disposed of only in accordance with the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder. The Shares shall bear an appropriate legend to such effect.

2. Adjustments of Exercise Price and Number of Shares Issuable upon Exercise of Warrants.

      (a) Adjustment of Exercise Price. Subject to the provisions of this
Section 2, the Exercise Price in effect from time to time shall be subject to adjustment, as follows:

            (i) Without the prior written consent of the holder of the Warrant, the Company shall not at any time or from time to time (i) issue or sell any Shares without consideration, or for consideration per share less than the Fair Market Value (as hereinafter defined), or (ii) issue or sell any securities convertible into, or exchangeable for, Shares ("Convertible Securities") at a conversion price per Share of less than the Fair Market Value, or (iii) issue or sell any warrants or other rights to subscribe to or purchase, or any options for the purchase of Shares or Convertible Securities ("Rights or Options") at an exercise price per share of less than the Fair Market Value (aa) to employees of the Company beyond that number of Shares reserved for issuance to such employees pursuant to that certain Merger Agreement dated as of January 17, 1997, as amended as of January 31, 1997 and February 7, 1997, by and among the Company, GoodAero, Inc., Zell/Chilmark Fund L.P., James H. Goodnight and John P. Sall or (bb) to Zell/Chilmark Fund L.P., James H. Goodnight or John P. Sail or any Affiliate (as hereafter defined) of any of them. As used herein, an "Affiliate" shall mean (x) in the case of an individual, the spouse or an immediate family member of such individual, a trust for the benefit of such individual, spouse or immediate family member or any partnership, corporation or other entity controlled by such individual, spouse or immediate family member, (y) in the case of a partnership, any of its limited or general partners, and any other partnership, corporation or other entity controlled, controlling or under common control with such partnership or general partners thereof; and (z) in the case of a corporation, any corporation, partnership or other entity controlled, controlling or under common control with such corporation.

            (ii) In case the Company at any time or from time to time shall distribute to holders of Shares, as such, (i) evidences of indebtedness or assets (excluding regular cash dividends or cash distributions payable out of consolidated retained earnings) of the Company or any corporation or other legal entity a majority of the voting equity securities or equity interests of which are owned, directly or indirectly, by the Company (a "Subsidiary"), (ii) shares of capital stock of any Subsidiary, (iii) securities convertible into or exchangeable for capital stock of any Subsidiary, or (iv) any rights, options or warrants to purchase any of the foregoing, then and thereafter successively upon each such distribution, the Exercise Price in effect immediately prior to such issue or sale (the "Current Exercise Price") shall, simultaneously with such distribution, be reduced to a price (calculated to the nearest cent) determined by multiplying, (x) the Current Exercise Price by (y) a fraction, the numerator of which will be the Current Exercise Price less the fair value (as determined in good faith by the Board of Directors of the Company, whose determination will be conclusive if based on the financial advice of a nationally recognized investment banking firm) of the portion of the evidences of indebtedness, assets, securities or rights, options or warrants so distributed on account of one Share on the record date of such distribution, and the denominator of which will be such Current Exercise Price. Such adjustment will be made whenever any such distribution is made, and will become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

            (iii) In case the Company shall (i) subdivide or reclassify the outstanding shares of its Common Stock into a greater number of shares, or
      (ii) combine or reclassify the outstanding shares of its Common Stock into a smaller number of shares, the Exercise Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Current Exercise Price by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately before such subdivision, combination or reclassification, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event specified above shall occur.

            (iv) Notwithstanding the foregoing, no adjustment to the Current Exercise Price will be made in any case in which the Company shall issue
      (i) Shares upon conversion or exchange of any Convertible Securities, (II) Shares or Convertible Securities upon exercise of any Rights or Options or
      (iii) in consideration of the acquisition by the Company of all or substantially all of the stock of another company or all or substantially all of the assets of another company (whether by merger, acquisition of assets or otherwise), any Shares or any Convertible Securities or any Rights or Options.

            (v) Calculations pursuant to this Section 2(a) shall be made in accordance with the following provisions:

                  (i) "Fair Market Value" of the Common Stock on any day shall be determined as follows:

                        (x) If the Common Stock is not then regularly traded in
                  the securities markets, the Fair Market Value thereof shall be determined in good faith by the Board of Directors of the Company, and the Company shall deliver to the holder of the Warrant a certificate of the Company's Secretary as to the adoption of the Board resolution making such determination.

                        (y) If the Common Stock is then traded on a national
                  securities exchange or in the over-the-counter market, the Fair Market Value thereof shall mean the average of the daily closing prices of the Common Stock for the 30 consecutive business days before the date of determination. The closing price for each day shall be the last reported sale price regular way or, in case no such reported sale takes place on such date, the average of the bid and asked prices regular way, on the principal national securities exchange on which such stock is then listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices in the over-the-counter market, as furnished by any national brokerage firm selected from time to time by the Company for that purpose.

                  (ii) In case of the issuance or sale of any securities of the
            Company for cash, the consideration received by the Company therefor shall be deemed to be the amount of cash received by the Company for such security (or if such securities are sold to underwriters or dealers for public offering without a subscription offer, the initial public offering price), without deducting therefrom any compensation or discount paid or allowed to underwriters or dealers or others performing similar services or for any expenses incurred in connection therewith.

                  (iii) In case of the issuance or sale of any securities of the
            Company for consideration other than cash or a consideration a part of which is other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined by its Board of Directors, which determination may be inconsistent with the accounting treatment thereof.

                  (iv) In the case of the issuance or sale of Convertible
            Securities, the aggregate consideration therefor shall be deemed to be the consideration, if any, received at the time of such issuance or sale, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange of such Convertible Securities at the time such Convertible Securities first become convertible or exchangeable.

                  (v) In case of the issuance or sale of Rights or Options, the aggregate consideration therefor shall be deemed to be the consideration, if any, received at the time of such issuance or sale, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such Rights or Options plus in the case of Rights or Options to purchase Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the

            Company upon the conversion or exchange of such Convertible Securities at the time such Convertible Securities first become convertible or exchangeable.

                  (vi) In case of the issuance or sale of Convertible Securities or Rights or Options, the conversion or exercise price per Share shall be determined by dividing the aggregate consideration for such Convertible Securities or Rights or Options by the maximum number of Shares issuable with respect to such Convertible Securities or Rights or Options.

                  (vii) The maximum number of Shares issuable with respect to
            Convertible Securities or Rights or Options shall include the number of Shares issuable upon conversion or exchange of such Convertible Securities or exercise of such Rights or Options, plus, in the case of Rights or Options to purchase Convertible Securities, the number of Shares issuable upon conversion or exchange of such Convertible Securities.

                  (viii) In case of the issuance of additional Shares as a
            dividend or as the distribution on any capital stock of the Company, the aggregate number of Shares issued in payment of such dividend or distribution shall be deemed to have been issued on the record date for the determination of the stockholders entitled to receive such dividends or distributions and shall be deemed to have been issued without consideration.

                  (ix) The reclassification of securities other than Shares into securities including Shares shall be deemed to involve the issuance for consideration other than cash of such Shares on the record date for the determination of stockholders entitled to receive such Shares.

                  (x) The number of Shares at any time outstanding shall include the maximum number of Shares issuable at such time with respect to all Convertible Securities and Rights or Options then outstanding and unconverted or exchanged or unexercised.

      (b) No Adjustments to Exercise Price. No adjustment in the Exercise Price in accordance with the provisions of paragraph (a) hereof need be made if such adjustment would amount to a change in such Exercise Price of less than $.05; provided, however, that the amount by which any adjustment is not made by reason thereof shall be carried forward and taken into account at the time of any subsequent adjustment in the Exercise Price.

      (c) Adjustment to Number of Shares. Upon each adjustment of the Current Exercise Price pursuant to paragraph (a), each Warrant shall thereupon evidence the right to purchase that number of shares of Common Stock (calculated to the nearest hundredth of a share) obtained by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon exercise of the Warrant by the Current Exercise Price and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

      (d) Reorganizations. In case of any capital reorganization, other than in the cases referred to in paragraph (a) hereof, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), (collectively such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of Warrant holders so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of Warrants. Any such adjustment shall be made by and set forth in a supplemental agreement between the Company, or any successor thereto, and the Warrant holders and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The Company shall not effect any such Reorganization, unless upon or prior to the consummation thereof the successor corporation, or if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the registered holder of any Warrant Certificate such shares of stock, securities, cash or other property as such holder shall be entitled to purchase in accordance with the foregoing provisions. In the event of sale or conveyance or other transfer of all or substantially all of the assets of the Company as a part of a plan for liquidation of the Company, all rights to exercise any Warrant shall terminate thirty (30) days after the Company gives written notice to each registered holder of a Warrant Certificate that such sale or conveyance or other transfer has been consummated.

      (e) Exercise Price Not Less Than Par Value. In no event shall the Exercise Price be adjusted below the par value per share of the Common Stock.

      (f) Notice of Certain Actions. In the event the Company shall:

            (i) declare any dividend payable in stock to the holders of its Common Stock or make any other distribution in property other than cash to the holders of its Common Stock; or

            (ii) offer to the holders of its Common Stock rights to subscribe for or purchase any shares of any class of stock or any other rights or options; or

            (iii) effect any reclassification of its Common Stock (other than a reclassification involving merely the subdivision or combination of outstanding shares of Common Stock), any capital reorganization, any consolidation or merger (other than a merger in which no distribution of securities or other property is made to holders of Common Stock), or any sale, transfer of all or substantially all of the assets of the Company, or the liquidation, dissolution or winding up of the Company; or

            (iv) issue any shares of Common Stock in exchange for shares of preferred stock of the Company, other than upon conversion of such shares of preferred stock;

then, in each such case, the Company shall cause notice of such proposed action to be mailed to each Warrant holder. Such notice shall specify the date on which the books of the Company shall close, or a record be taken, for determining holders of Common Stock entitled to receive such stock dividend or other distribution or such rights or options, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, dissolution, winding up or exchange shall take place or commence, as the case may be, and the date as of which it is expected that holders of record of Common Stock shall be entitled to receive securities or other property deliverable upon such action, if any such date has been fixed. Such notice shall be mailed in the case of any action covered by Subsection
(f)(i) or (f)(11) above, at least ten (10) days prior to the record date for determining holders of the Common Stock for purposes of receiving such payment or offer, and in the case of any action covered by Subsection (f)(iii) or
(f)(iv) above, at least ten (10) days prior to the earlier of the date upon which such action is to take place or any record date to determine holders of Common Stock entitled to receive such securities or other property.

      (g) Notice of Adjustments. Whenever the Exercise Price shall be adjusted as herein provided, and from time to time, at the reasonable request of a holder of the Warrant, the Company, will forthwith deliver to such holder a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer of the Company, showing in reasonable detail the facts requiring any such adjustment and stating the Exercise Price in effect on the date of such certificate after giving effect to any such adjustment and the number of shares of Common Stock or other securities then purchasable upon the exercise hereof. The Company may retain, but shall not be required to retain, a firm of independent public accountants of recognized standing to make any computation required under this Section 2(g), and the certificate signed by such firm shall be conclusive evidence of the correctness of any such computation.

      (h) Warrant Certificate Amendments. Irrespective of any adjustments pursuant to this Section 2, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments.

      (i) Fractional Shares. The Company shall not be required upon the exercise of any Warrant to issue fractional shares of Common Stock which may result from adjustments in accordance with this Section 2 to the Exercise Price or number of shares of Common Stock purchasable under each Warrant. If more than one Warrant is exercised at one time by the same registered holder, the number of full shares of Common Stock which shall be deliverable shall be computed based on the number of shares deliverable in exchange for the aggregate number of Warrants exercised. With respect to any final fraction of a share called for upon the exercise of any Warrant or Warrants, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the market value of a share of Common Stock, as determined by the Company on the basis of the market price per share of Common Stock on the business day next preceding the date of such exercise. The registered holder of each Warrant Certificate, by his acceptance of the Warrant Certificate, shall expressly waive any right to receive any fractional share of Common Stock upon exercise of the Warrants. For the purposes hereof, the market price share of Common Stock at any date shall mean the last reported sale price regular way or, in case no such reported sale takes place on such date, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed if that is the principal market for the Common Stock or if not listed or admitted to trading on any national securities exchange or if such national securities exchange is not the principal market for the Common Stock, the closing bid price as reported by the NASDAQ System or its successor, if any. If the price of the Common Stock is not so reported, then such market price shall mean the last known price paid per share by a purchaser of such stock in an arms-length transaction. All calculations made hereunder shall be to the nearest 1/100th of a share.

      (j) The Company shall at all times reserve and keep available, out of its treasury stock or authorized and unissued stock, solely for the purpose of effecting the exercise of this Warrant, such number of shares of Common Stock and other securities of the Company as shall, from time to time, be sufficient to effect the exercise of this Warrant. All shares of Common Stock issued on exercise of this Warrant shall be validly issued, fully paid and nonassessable.

3.    Expiration.

            This Warrant shall be void after 5:00 p.m., New York City time, on February 11,2002, and no rights herein given to the holder of this Warrant shall exist thereafter.

4.    Warrant Holder Not Deemed a Stockholder.

            No holder of this Warrant as such shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance of record to the holder of this Warrant of the Shares which he is then entitled to receive upon the due exercise of this Warrant.

5.    No Limitation on Corporate Action.

            Except as otherwise provided herein, no provisions of this Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Certificate of Incorporation, reorganize, consolidate or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

6.    Exercise of Warrant.

            (a) Full Exercise. This Warrant may be exercised as a whole by the holder hereof by surrendering this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at any time before 5:00 p.m., New York City time, on February 11, 2002, at the principal office of its transfer agent accompanied by payment in cash or by certified or official bank check, payable to the order of the Company, of the product obtained by multiplying the number of Shares called for on the face of this Warrant (giving effect to any adjustments therein) by the purchase price then in effect.

            (b) Partial Exercise. This Warrant also may be exercised in part by surrendering this Warrant in the manner specified in subsection (a) of this
Section 6, except that the number of Shares or other securities or property receivable upon the exercise of this Warrant as a whole shall be proportionately reduced. Upon any such partial exercise, the Company, at its expense, will forthwith issue to the holder hereof a new Warrant or Warrants (herein collectively referred to as "this Warrant") of like tenor evidencing the rights of such holder to purchase a number of shares with respect to which the Warrant shall not have been exercised (as such number would be constituted on the date hereof.)

            (c) Delivery of Stock Certificates, etc. As soon as practicable alter any exercise of this Warrant and payment of the sum payable upon such exercise, and in any event within 10 days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable Shares or other securities or property to which such holder shall be entitled upon such exercise, plus, in lieu of any fractional Shares to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the Fair Market Value of a Share. Issuance and delivery of the Shares deliverable on the due exercise of this Warrant may be postponed by the Company and its transfer agent during any period, not exceeding forty days, for which the transfer books of the Company for the Shares are closed between (1) the record date set by the Board of Directors for the determination of stockholders entitled to vote at or to receive notice of any stockholders' meeting, or entitled to receive payment of any dividends or to any allotment of rights or to exercise rights in respect of any change, conversion or exchange of capital stock, and (2) the date of such meeting of stockholders, the date for the payment of such dividends, the date for such allotment of rights, or the date when any such change or conversion or exchange of capital stock shall go into effect, as the case may be.

7.    Exchange and Transfer of Warrants.

            Subject to the provisions of Section 1 hereof, upon surrender for exchange of this Warrant (in negotiable form, if not surrendered by the holder named on the face thereof) to the Company or its transfer agent's principal office, the Company, at its expense, will issue and deliver new Warrants of like tenor, calling in the aggregate for the same dollar value of Shares, in the denomination or denominations requested, to or on the order of such holder and in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct; provided that the Warrant may be transferred solely to Permitted Transferees as such term is defined in the Stockholders Agreement referred to in Section 9 below. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder of this Warrant as absolute owner for all purposes without being affected by any notice to the contrary.

8.    Notices.

            All communications hereunder shall be in writing and, if sent to the holder hereof shall be mailed by registered or certified mail or delivered or telegraphed and confirmed in writing to such holder at such holder's address as set forth below, and if sent to the Company, shall be mailed by registered or certified mail or delivered or telegraphed and confirmed in writing to the Company at its address as set forth below.

      to the Company:

      Midway Airlines Corporation
      300 West Morgan Street, 12th Floor
      Durham, North Carolina 27701
      Attention: Chief Executive Officer

      to AMR Corporation:

      American Airlines, Inc.
      MD 5675 HDQ
      P.O. Box 619616
      DFW Airport, EC 75261-9616
      Attention: Corporate Secretary

      with a required copy to:

      Airline Management Services, Inc.
      MD 5220
      P.O. Box 619616
      DFW Airport, TX 75261-9616
      Attention: Managing Director

9.     STOCKHOLDERS AGREEMENT.

            NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS WARRANT AND THE SHARES REPRESENTED BY THIS WARRANT ARE SUBJECT TO THAT CERTAIN STOCKHOLDERS AGREEMENT DATED AS OF FEBRUARY 11, 1997 BY AND AMONG THE COMPANY, AMR CORPORATION, ZELL/CHILMARK FUND L.P., WINGS AIRCRAFT FINANCE, INC., DEBIS AIRFINANCE B.V., JAMES H. GOODNIGHT AND JOHN P. SALL.

Dated: February 11, 1997

                                     MIDWAY AIRLINES CORPORATION

                                     By:   /s/ Robert R. Ferguson
                                           --------------------------------
                                     Name:   Robert R. Ferguson III
                                     Title:  President and Chief Executive
                                             Officer

Attest:

By:   /s/ Tina M. Gerlach
      ------------------------------
Name   Tina M. Gerlach
Title  Assistant Secretary

                                   ASSIGNMENT

              FOR VALUE RECEIVED _____________ hereby sells, assigns and transfers unto ________ the within Warrant and does hereby irrevocably constitute and appoint ________________ , Attorney, to transfer the said Warrant on the books of the within named corporation with MI power of substitution in the premises.

Dated: ______________

                                     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever.

                                SUBSCRIPTION FORM

                  TO BE EXECUTED BY THE REGISTERED HOLDER IF HE
                        DESIRES TO EXERCISE THIS WARRANT

                       ----------------------------------

            The undersigned hereby exercises the right to purchase Shares covered by this Purchase Warrant according to the conditions thereof and herewith makes payment of the purchase of such Shares in full.


                                   ______________________________
                                   Signature

                                   ______________________________
                                   Address

                                   ______________________________
                                   Number of Shares to Be
                                   Purchased

Dated:      _____________